CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated December 5, 2003 in Pre-effective Amendment Number 1 to the Registration Statement (Form N-2 No. 333-111033) of Neuberger Berman Real Estate Securities Income Fund Inc.




                                                ERNST & YOUNG LLP



Boston, Massachusetts
January 22, 2004